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                                                                    Exhibit 99.4

Commercial Capital Bancorp, Inc. (CCBI)
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
                                                                                                  Year ended
                                                      For three months ended:                    December 31,
                                          12/31/02   9/30/02  6/30/02  3/31/02   12/31/01        2002      2001
PER SHARE DATA
--------------
Fully Diluted EPS Before
 Extra Items                                 0.31      0.27      0.24     0.17       0.08         1.00      0.18
Dividend Declared                            0.00      0.00      0.00     0.00       0.00         0.00      0.00
Book Value                                   5.55      4.24      3.73     3.15       3.03         5.55      3.03
Tangible Book Value                          4.62      2.78      2.28     1.70       1.56         4.62      1.56
                                          =======   =======   =======  =======    =======      =======   =======
INCOME STATEMENT ($ 000's)
--------------------------
Interest Income                            11,406    10,719     9,286    7,156      4,954       38,567    15,879
Interest Expense                            5,136     5,086     4,265    3,162      2,441       17,649     9,248
                                          -------   -------   -------  -------    -------      -------   -------
Net Interest Income                         6,270     5,633     5,021    3,994      2,513       20,918     6,631
Loan Loss Provision                           358       437       293      521        283        1,609       686
                                          -------   -------   -------  -------    -------      -------   -------
Net Interest Income After LLP               5,912     5,196     4,728    3,473      2,230       19,309     5,945

Non-Interest Revenues:
Securities Gains                              396       574        56        0        932        1,026     1,424
Gain on Sale of Loans                       1,595     1,096     1,118      768        735        4,577     2,671
Other                                         624       837       246      305         92        2,012       847
                                          -------   -------   -------  -------    -------      -------   -------
  Total Non-Interest Revenue                2,615     2,507     1,420    1,073      1,759        7,615     4,942

Non-Interest Expense:
Compensation & Benefits                     1,618     1,624     1,120    1,064      1,711        5,426     4,206
Occupancy                                     199       190       148      145        149          682       581
Other Expense                                 904     1,061       902      653        468        3,520     1,972
                                          -------   -------   -------  -------    -------      -------   -------
  Total Non-Interest Expense                2,721     2,875     2,170    1,862      2,328        9,628     6,759

Nonrecurring Expense(1)                       395       508         0        0        190          903       748

Pre-Tax Earnings                            5,411     4,320     3,978    2,684      1,471       16,393     3,380
  Reported Taxes                            2,202     1,696     1,646    1,139        694        6,683     1,716
                                          -------   -------   -------  -------    -------      -------   -------
Net Income Before Minority Interest         3,209     2,624     2,332    1,545        777        9,710     1,664
  Minority Interest                             0         0         0        0         49            0       108
                                          -------   -------   -------  -------    -------      -------   -------
Net Income                                  3,209     2,624     2,332    1,545        728        9,710     1,556
                                          =======   =======   =======  =======    =======      =======   =======
BALANCE SHEET (End of Period) ($ 000's)
---------------------------------------
Total Assets                              849,469   752,959   649,116  602,208    423,691      849,469   423,691
Loans Held for Investment, net of
 allowance                                469,186   406,477   333,896  282,316    188,797      469,186   188,797
Loans Held for Sale                        18,338    40,914    45,028   43,156     52,379       18,338    52,379
Securities                                310,074   238,264   228,162  176,641    119,685      310,074   119,685
Deposits                                  312,279   328,073   256,165  173,328    118,339      312,279   118,339
Equity                                     77,603    37,989    33,411   28,239     26,802       77,603    26,802
                                          =======   =======   =======  =======    =======      =======   =======
BALANCE SHEET AVERAGES ($ 000's)
--------------------------------
Loans Held for Investment
  and Sale(2)                             477,054   412,128   362,714  283,190    198,909      381,894   152,583
Investment Securities, MBS
  & Other                                 290,665   278,837   217,254  155,992     91,659      237,563    64,468
                                          -------   -------   -------  -------    -------      -------   -------
  Total Interest Earning Assets           767,719   690,965   579,968  439,182    290,568      619,457   217,051
Non-Interest Earning Assets                38,182    30,788    24,618   17,808     17,487       27,851    17,405
                                          -------   -------   -------  -------    -------      -------   -------
  Total Assets                            805,901   721,753   604,586  456,990    308,055      647,308   234,456

  Deposits                                320,251   303,536   211,150  146,193    113,361      312,279   118,339
Common Equity                              44,217    35,959    31,151   28,918     27,496       35,061    26,020
                                          =======   =======   =======  =======    =======      =======   =======
PROFITABILITY RATIOS (%)(3)
---------------------------
Return on Average Assets                     1.59      1.45      1.54     1.35       0.95         1.50      0.66
Return on Average Common Equity             29.03     29.19     29.94    21.37      10.59        27.69      5.98
Net Interest Margin                          3.27      3.26      3.46     3.64       3.46         3.38      3.06
Efficiency Ratio                            32.05     38.00     33.99    36.75      69.62        35.00     66.60
Effective Tax Rate                          40.69%    39.26%    41.38%   42.44%     47.18%       40.77%    50.77%
                                          =======   =======   =======  =======    =======      =======   =======
CAPITAL ADEQUACY RATIOS (%)
---------------------------
Tangible Equity to Assets                    7.60      3.31      3.14     2.53       3.25         7.60      3.25
Core Capital / Risk Assets - Bank           19.43     12.07     14.23    17.25      14.09        19.43     14.09
Risk Based Capital Ratio - Bank             20.03     12.68     14.86    17.92      14.73        20.03     14.73
                                          =======   =======   =======  =======    =======      =======   =======
ASSET QUALITY DATA
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Net Charge Offs (Recoveries) ($000's)           0         0         0        0         (1)           0        (1)
  As a % of Avg Loans                        0.00      0.00      0.00     0.00       0.00         0.00      0.00
Non-Accrual Loans ($000's)                      0         0         0        0          0            0         0
Reneg or Restructured Loans ($000's)            0         0         0        0          0            0         0
                                          -------   -------   -------  -------    -------      -------   -------
  Non-performing Loans ($000's)                 0         0         0        0          0            0         0
Other Real-Estate Owned ($000's)                0         0         0        0          0            0         0
                                          -------   -------   -------  -------    -------      -------   -------
  Non-Performing Assets ($000's)                0         0         0        0          0            0         0
  As a % of Period-End Loans & OREO          0.00      0.00      0.00     0.00       0.00            0      0.00
Loan Loss Reserve ($000's)                  2,716     2,358     1,921    1,628      1,107        2,716     1,107
  As a % of Period-End Loans, Net            0.58      0.58      0.57     0.57       0.58         0.58      0.58
  As a % of Non-Performing Loans               NM        NM        NM       NM         NM           NM        NM
                                          =======   =======   =======  =======    =======      =======   =======
LOAN ORIGINATIONS
-----------------
Consolidated                              200,258   189,290   179,126  192,071    138,569      760,745   494,897
FIPMC only                                199,208   185,490   179,012  184,921    136,894      748,631   483,048
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(1) Includes loss on early extinguishment of debt for 2002 periods and amortization of goodwill in 2001 periods.
(2) Excludes the allowance for loan losses
(3) For comparability, exclude effect of non-recurring expenses.

                                                 Sandler O'Neill Equity Research